Exhibit 10.8(b)
LANVISION SYSTEMS, INC.

FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT AMONG LANVISION SYSTEMS, INC., LANVISION, INC. AND THOMAS E. PERAZZO

                                   AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

This Amendment modifies the Employment Agreement among LanVision Systems, Inc., LanVision, Inc., and Thomas E. Perazzo dated January 30, 1996 ("Agreement").

1. Notwithstanding Section 10, Term of the Agreement, the term of the Agreement shall continue through March 31, 2001.

2. In Paragraphs 11(D) and 12, the phrase "a lump sum amount equal to three-quarters times the Employee's annual salary and bonus at the time of termination" shall be changed at each appearance to read as follows: "a lump sum equal to one times the Employee's annual salary and bonus, excluding discretionary bonuses, at the time of termination".

Thomas E. Perazzo                    LanVision Systems, Inc. and LanVision Inc.

/ s / Thomas E. Perazzo              By:  / s / J. Brian Patsy
---------------------------              --------------------------------------
                                                   J. Brian Patsy
                                               Chief Executive Officer

             1/29/99                                  1/29/99
---------------------------            -----------------------------------------
              (Date)                                   (Date)